                                                                 Exhibit 10.4(b)

Bill of Sale (Chalk Point Station not including the Combustion Turbines) between Potomac Electric Power Company and Southern Energy Chalk Point, LLC dated as of December 19, 2000

Bill of Sale (Faulkner, Brandywine and Westland) between Potomac Electric Power Company and Southern Energy MD Ash Management, LLC dated as of December 19, 2000

Bill of Sale (Ryceville Pumping Station and Piney Point Oil Pipeline) between Potomac Electric Power Company and Southern Energy Piney Point, LLC dated as of December 19, 2000